UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 9, 2019

El Paso Electric Company
(Exact name of registrant as specified in its charter)

Texas		001-14206	74-0607870
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

Stanton Tower
100 North Stanton Street
El Paso,	Texas		79901
(Address of principal executive offices)			(Zip Code)
(915) 543-5711
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	EE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01.    Other Events.

This Current Report on Form 8-K discloses certain additional information relating to the proposed acquisition of El Paso Electric Company (the “Company”) by Sun Jupiter Holdings LLC (“Parent”). As previously reported, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 1, 2019, by and among the Company, Parent and Sun Merger Sub Inc., a Texas corporation and wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, on and subject to the terms and conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and becoming a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of the Infrastructure Investments Fund (“IIF”), a private investment vehicle advised by J.P. Morgan Investment Management Inc.

Early Termination of HSR Waiting Period

On September 3, 2019, the Federal Trade Commission notified the Company and Parent that early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) in connection with the Merger was granted. The early termination of the waiting period under the HSR Act satisfies one of the conditions to the closing of the transactions contemplated by the Merger Agreement. The consummation of such transactions remains subject to various other customary conditions, including approval of the Merger by the Company’s shareholders and receipt of approvals, clearances or orders from various regulators.

Proxy Statement Correction

In connection with the Merger Agreement and the transactions contemplated thereby, the Company filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on August 2, 2019 (the “Proxy Statement”). Subsequent to the filing of the Proxy Statement, the Company discovered an error in the section of the Proxy Statement entitled “The Merger Agreement—Representations and Warranties.” The final bullet that appears on page 56 of the Proxy Statement above the heading “The Company’s Conduct of Business Before Completion of the Merger” includes “casualty or condemnation related to the Company’s real property rights to the land, buildings, wires, pipes, structures and other improvements thereon and fixtures thereto and any improvements located thereon” as an event that, in the context of determining whether a material adverse effect on the Company has occurred, will be taken into account to the extent such occurrence disproportionately affects the Company as compared to other entities engaged in the relevant business in the geographic area affected by such event. However, the inclusion was in error and such event will not be taken into account for purposes of determining whether a material adverse effect on the Company has occurred even if such occurrence disproportionately affects the Company. Accordingly, the final bullet that appears on page 56 of the Proxy Statement above the heading “The Company’s Conduct of Business Before Completion of the Merger” is hereby deleted and added as the last bullet under the bullet point list that begins on page 55 of the Proxy Statement and ends on page 56 of the Proxy Statement in the section entitled “The Merger Agreement—Representations and Warranties.”

Shareholder Litigation and Supplemental Proxy Statement Disclosure

In addition, in connection with the Merger Agreement and the transactions contemplated thereby, three purported Company shareholders have filed lawsuits under federal securities laws, two in the United States District Court for the Southern District of New York and one in the United States District Court for the District of Delaware, challenging the adequacy of the disclosures made in the Proxy Statement. These cases are captioned Stein v. El Paso Electric Company., et al., Case No. 1:19-cv-06703 (the “Stein Action”), Rosenblatt v. El Paso Electric Company., et al., Case No. 1:19-cv-01367-UNA (the “Rosenblatt Action”), and Gorski v. El Paso Electric Company., et. al., Case No. 1:19-cv-07211 (the “Gorski Action”), respectively. The Stein Action, filed on July 18, 2019, the Rosenblatt Action, filed on July 23, 2019, and the Gorski Action, filed on August 1, 2019, were asserted on behalf of putative classes of Company shareholders. The Company believes that these complaints are without merit.

While the Company believes that the disclosures set forth in the Proxy Statement comply fully with applicable law, to moot plaintiffs’ disclosure claims, to avoid nuisance, potential expense and delay, and to provide additional information to the Company’s shareholders, the Company has determined to voluntarily supplement the Proxy Statement with the below disclosure. Nothing in the below supplemental disclosure shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosure set forth herein or in the Proxy Statement. To the contrary, the Company denies all allegations in the lawsuits that any additional disclosure was or is required.

SUPPLEMENTAL DISCLOSURE

The following information supplements the Proxy Statement, and should be read in conjunction with the Proxy Statement, which should be read in its entirety, including the annexes thereto. All page references in the information below are references to pages in the Proxy Statement, and the terms used below have the meanings set forth in the Proxy Statement.

The following sentence is hereby inserted immediately after the first sentence in the first paragraph on page 35 of the Proxy Statement (such paragraph beginning with “The estimated future cash flows were derived from...”):

“Lazard calculated “unlevered free cash flow” in this case by beginning with EBITDA including nuclear fuel amortization, adding other income, subtracting depreciation and amortization and subtracting nuclear fuel amortization to calculate EBIT; Lazard then applied an income tax rate of 22.5% to calculate after-tax EBIT; Lazard then added back depreciation and amortization, added back nuclear fuel amortization, added or subtracted working capital, deferred taxes and investment tax credits and other items, subtracted capital expenditures and other investments and subtracted nuclear fuel investments.”
The table immediately following the sentence reading “The following table sets forth the estimated unlevered free cash flow for each of fiscal years 2019 through 2027, as used by Lazard for purposes of its discounted cash flow analysis.” on page 35 of the Proxy Statement is hereby amended and restated as follows:

	Fiscal Year Ending December 31,
	2019E	2020E	2021E	2022E	2023E	2024E	2025E	2026E	2027E
	($ in millions)
EBITDA(1)	313	333	346	355	387	419	442	461	500
EBIT	224	241	249	257	281	301	322	342	366
EBIT (After Tax)	174	187	193	199	218	233	250	265	284
Estimated Unlevered Free Cash Flow	(3)	46	(8)	(0)	21	51	41	124	142

(1) EBITDA includes Nuclear Fuel Amortization.

The third sentence in the second paragraph on page 35 of the Proxy Statement (such paragraph beginning with “For its discounted cash flow calculations...”) is hereby amended and restated to read as follows:

“In calculating the estimated range of weighted average cost of capital for the Company, Lazard used a weighted-average of the estimated cost of equity capital and after-tax costs of debt of 3.50%, assuming a target debt to total capitalization percentage of 40%, a marginal tax rate of 22.48% and pre-tax costs of debt of 4.52%.”

The third paragraph on page 35 of the Proxy Statement (such paragraph beginning with “The terminal value of the Company was...”) is hereby amended and restated to read as follows:

“The terminal value of the Company was calculated applying various exit Adjusted EBITDA multiples ranging from 11.75x to 12.75x to the Company’s projected terminal year EBITDA and applying various exit P/E multiples ranging from 19.50x to 21.50x to the Company’s projected terminal year earnings. The Company’s projected terminal year EBITDA and projected terminal year earnings were normalized by assuming the Company will earn the projected average return on book equity from 2018 through 2027 in such terminal year. The exit Adjusted EBITDA multiples were selected by Lazard using its professional judgment and expertise by reference to historic and current EBITDA multiples calculated for the Company as well as the historic and current Adjusted EBITDA multiples of the Company comparable companies. The 2019 Adjusted EBITDA multiples and 2020 Adjusted EBITDA multiples of the Company comparable companies are set forth above in “—Selected Comparable Company Multiples Analysis.” The 2019 EBITDA multiple and 2020 EBITDA multiple of the Company are, respectively, 12.3x and 11.8x. The resulting range of implied present values of the terminal enterprise values for the Company was calculated based on the average of the low values and the high values resulting from the Adjusted EBITDA multiple exit methodology ($3.6 billion and $4.0 billion, respectively) and the P/E multiple exit methodology ($3.7 billion and $4.1 billion, respectively).”

The following text is hereby inserted immediately after the last sentence in second paragraph on page 37 of the Proxy Statement (such paragraph beginning with “Lazard reviewed selected equity analyst stock price targets...”):

“The Wall Street equity research reports reviewed by Lazard and price targets set forth in such reports are as follows:”

Report	Target Price Per Share

Bank of America Merrill Lynch, dated May 9, 2019	$62.00
The Williams Capital Group, dated March 1, 2019	$53.00

The following text is hereby inserted immediately after the last sentence in the third paragraph on page 37 of the Proxy Statement (such paragraph beginning with “Lazard performed a dividend discount analysis...”):

“The future dividends per share of Company common stock expected to be paid by the Company, as reflected in the Management Plan, is set forth below. ”

	Fiscal Year Ending December 31,
	2019E	2020E	2021E	2022E	2023E	2024E	2025E	2026E	2027E
	($)
Dividend Per Share of Company Common Stock	1.51	1.59	1.64	1.65	1.80	1.90	2.05	2.25	2.40

“Lazard selected the equity discount rate range of 5.75% to 6.25% based on the estimated cost of equity capital for the Company using the Capital Asset Pricing Model. Lazard selected the perpetuity dividend growth rate range of 2.00% to 3.00% based on its professional judgment and experience.”

The second sentence in the fifth paragraph on page 37 of the Proxy Statement (such paragraph beginning with “Lazard performed an illustrative infrastructure...”) is hereby amended and restated to read as follows:

“Lazard performed this illustrative infrastructure returns analysis utilizing exit P/E multiples ranging from 20.0x to 23.0x, based on selected precedent transaction P/E multiples as set forth above in “—Selected Precedent Transactions Multiples Analysis” and applied on a forward basis, and an assumed required IRR ranging from 7.0% to 10.0%, which Lazard selected based on its professional judgment and experience based on an illustrative required range of equity returns expected by long-term infrastructure investors for assets similar to the Company’s assets, in each case as applied to an assumed terminal year net income, as adjusted as set forth in “—Discounted Cash Flow Analysis.””
Important Additional Information and Where to Find It
In connection with the proposed transaction, the Company filed the Proxy Statement, and has filed and may file other materials regarding the proposed transaction with the SEC. The Company has mailed or otherwise provided to its shareholders the Proxy Statement in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT, AS SUPPLEMENTED BY THIS DOCUMENT, IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the Proxy Statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov and the Company’s website at https://ir.epelectric.com. In addition, the Proxy Statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Investor Relations, Phone: 1-800-592-1634. Media inquiries can be directed to Eduardo Gutierrez at the Company, Phone: 915-497-3495.
Certain Participants in the Solicitation
The Company, its directors and certain of its executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company shareholders with respect to shareholder approval of the proposed acquisition of the Company. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC on February 28, 2019 and the Company’s definitive proxy statement for its 2019 Annual Meeting of Shareholders filed with the SEC on April 12, 2019. Additional information regarding the interests of such individuals in the proposed transaction is included in the Proxy Statement. These documents may be obtained free of charge from the SEC's website at www.sec.gov and the Company’s website at http://ir.epelectric.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL PASO ELECTRIC COMPANY

By:	/s/ NATHAN T. HIRSCHI
Name:	Nathan T. Hirschi
Title:	Senior Vice President and Chief Financial Officer
Dated: September 9, 2019